Filed pursuant to Rule 497(a)
Registration No. 333-285405
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

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Issuer/Ticker	Main Street Capital Corporation (MAIN)
Expected Ratings*	S&P (Exp): BBB-/Stable
Fitch (Exp): BBB-/Stable
Format	SEC Registered
Ranking	Senior Unsecured Notes
Tenor	Long 3-Year
Coupon Type	Fixed
Size	$350mm
IPTs	T+230 bps area
Settlement**	T+2 (October 29, 2026)
Maturity Date	January 15, 2030
Optional Redemption	Make Whole Call 1-Month Par Call
Change of Control	Yes, 100% (See Red)
Use of Proceeds	To initially repay outstanding indebtedness, including amounts outstanding under the Company’s multi-year revolving credit facility and/or under the Company’s special purpose vehicle revolving credit facility.
Active Bookrunners	RBCCM (B&D), JPM, SMBC, TSI
CUSIP	56035LAM6
ISIN	US56035LAM63
Sale into Canada	Yes - Exemption
Denominations	2,000 x 1,000
Timing	Today's Business
 * A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in one business day, unless the parties to such trade expressly agree otherwise at the time of the trade. Accordingly, purchasers who wish to trade the Notes prior to the business day before the date of delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in two business days (T+2), to specify alternative settlement arrangements to prevent a failed settlement.
Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Main Street Capital Corporation before investing. The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement relating to this offering, together with the accompanying prospectus, filed with the SEC and other documents Main Street Capital Corporation has filed with the SEC for more complete information about Main Street Capital Corporation and this offering. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed.

You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request them by contacting RBC Capital Markets, LLC, Attn: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey St., 8th Floor, New York, New York 10281, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attn: Investment Grade Syndicate Desk, telephone (collect): 212-834-4533; SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, telephone: 888-868-6856, or email: prospectus@smbcnikko-si.com; or Truist Securities, Inc., 740 Battery Avenue SE, 3rd Fl, Atlanta, Georgia, 30339, Attn: Prospectus Dept, telephone: 800-685-4786, or email: truistsecurities.prospectus@truist.com.
The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such disclaimers or other notices were automatically generated as a result of this communication having been sent via Bloomberg or another email system.

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